

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Investor Presentation

(NYSE: GSI)

March 2011

Forward Looking Statements

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

The material presented is a presentation of general background information about General Steel Holdings, Inc. as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statements.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Company Overview

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Ticker Symbol	NYSE: GSI
Price (as of 3/3/2011)	$2.44
Market Cap	$133.41 million
Fiscal Year End	December 31
First 9 Months 2010 Shipment Volume	2.99 million Metric Tons
First 9 Months 2010 Revenue	$1.41 billion
First 9 Months 2010 Net Loss	$(10) million
First 9 Months 2010 Net Loss Per Share	($0.20)
First 9 Months 2010 Adjusted EBITDA	$48.4 million
4-Year Revenue CAGR(2005-2009)	108%

About General Steel

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

General Steel Holdings, Inc. is a leading China-based integrated steel producer and aggregator of Chinese steel companies.

- Founded in 1988
- One of the largest non-state-owned steel producers in China with annual crude steel capacity of over 7 million metric tons
- Operates through five subsidiaries, including one raw materials trading company
- Primary subsidiary: Longman Joint Venture (98% of revenue) is the largest integrated steel producer in Shaanxi Province
- Headquartered in Beijing; production centers in Shaanxi and Guangdong provinces, Inner Mongolia Autonomous Region and Tianjin municipality

Investment Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Well positioned in a large, growing market fueled by multiple catalysts
- Infrastructure and housing investment driving continued strong demand for steel in China
- Poised to benefit from changing government regulation and industry consolidation with demonstrated track record of success
- Executing on two pronged growth strategy: Organic growth through capacity expansion and strategic M&A
- Strong financial performance: Revenue CAGR of 108% (2005-2009)
- Proven management team with extensive industry experience

Key Management & Board Members

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Name	Title	Experience
Zuosheng (Henry) Yu	CEO & Chairman	▪ Founded the Company in 1988 ▪ Bachelor's degree from Institute of Business Management for Officers ▪ "Senior Economist" from the Committee of Science and Technology of Tianjin City ▪ MBA from the Graduate School of Tianjin Party University ▪ Member of China's APEC (Asia Pacific Economic Co-operation) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry
John Chen	Director & CFO	▪ Joined Company in May 2004 ▪ Former senior accountant at Moore Stephens Wurth Frazer and Torbet, LLP, Los Angeles from 1997 to 2003 ▪ California C.P.A. ▪ Bachelor's degree in Accounting from California State Polytechnic University, Pomona, California
Xiaozeng Xu	Director & General Manager of Longmen Joint Venture	▪ Joined Company in August 2007 ▪ More than 20 years of experience with Shaanxi Longmen Iron and Steel Group in various positions ▪ MBA from Xi'an Jiaotong University in 1996
Yongtao Si	Independent Director	▪ Vice President of China Iron and Steel Association (CISA) ▪ Former Chairman of Baotou Iron and Steel Group Co., Ltd.

Key Company Milestones

Through a combination of organic growth, joint ventures and strategic acquisitions, GSI has become one of China's largest non-state-owned steel producers

Robust Revenue Growth



US$, million
1800
1600
1400
1200
1000
800
600
400
200
0
108% 05-09 CAGR
2005
2006
2007
2008
2009
first 9 months 2010

Sep 2010	Established Tianwu General Steel Material Trading Co., Ltd. (Tianwu JV) through a joint venture with Tianjin Materials and Equipment Group Corporation (TME Group)
Aug 2008	Listed shares on the New York Stock Exchange
Jun 2008	Acquired Maoming Hengda Iron and Steel Group
Oct 2007	Listed shares on the American Stock Exchange
Jun 2007	Established Shanxi Longmen Iron and Steel Co., Ltd. through a Joint Venture with Shaanxi Longmen Iron and Steel Group
Apr 2007	Established Baotou Steel-General Steel Special Steel Pipe Joint Venture Co., Ltd. through a joint venture with Baotou Iron and Steel Group Co., Ltd.
Oct 2004	Listed shares on OTC Bulletin Board
1988	Established Tianjin Daqiuzhuang Sheet Metal Co., Ltd., becoming one of the first non-state-owned steel companies in China

I. Company Overview

II. Products and Operating Subsidiaries

III. Products and Operating Subsidiaries

IV. Financial Highlights

Growth Strategy

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Expand Capacity Organically and Through Acquisition

- Add new production lines
- Pursue strategic acquisitions of steel manufacturers in conjunction with Chinese government's push for industry consolidation

Improve Operational Efficiencies to Drive Margin Expansion

- Replace older, less efficient furnaces with newer technology to improve yields and reduce energy waste
- Carefully manage capacity expansion to ensure use of highest-efficiency production equipment available

Improve Cost Structure Through More Efficient Sourcing of Raw Materials

- Establish partnerships with raw material suppliers to ensure stable, competitively priced supply
- Sign longer-term agreements with suppliers to improve purchasing terms
- Pursue strategic acquisitions of established upstream companies to gain direct control over materials supply

Expanding Production Capacity

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Increase Crude Steel Production Capacity and Manufacturing Efficiency

- Replaced older, energy-inefficient blast furnaces with new and state-of-the-art equipment to improve manufacturing efficiency and yields at Longmen Joint Venture
- Lease agreement to operate two 1,280 cubic meter blast furnaces from Shaanxi Iron and Steel Group
- Increases annual production capacity to 7 million tons of crude steel

Expand Rebar Production Capacity

- Relocated 1 rebar line & 1 high-speed wire line to Longmen Joint Venture from Maoming
- Added 1 rebar line in Maoming





Raw Materials Sourcing

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Current Raw Materials Procurement: Cost Advantage

Iron Ore
- 50% imported, purchased at market price
- 35% domestic, purchased at market price
- 15% from Daxigou mine owned by Longmen Joint Venture Partner, purchased at market price

Coke
- 100% sourced locally, purchased at market price
- Location of Longmen Joint Venture within China's coal belt ensures steady supply
- Low transportation costs

Mulonggou and Daxigou Mines

- Mulonggou is owned by Longmen Joint Venture; Daxigou is owned by joint venture Partner, Longmen Iron and Steel Group
- Source 80,000 metric tons per month at attractive market prices
- Provides stable source of raw materials, while favorable pricing supports margin expansion
- Right of first refusal for purchase and development of Mulonggou and Daxigou mines

Multi-Faceted Strategy to Improve Raw Material Availability and Cost Structure

- Form partnerships with raw material companies to expand our source of raw materials and reduce production costs (Example: Tianwu Joint Venture)
- Explore opportunities for long-term, fixed-price purchase agreements with selected suppliers
- Pursue strategic acquisitions of upstream companies to more efficiently source raw materials

Growth Through Strategic M&A

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Scenario A: Acquire Manufacturing Capacity

- Continue industry consolidation through strategic acquisitions of steel producers
- Targets include both state-owned enterprises and non-state-owned facilities
- Focus on facilities that meet the government's stringent industry standards
- Platform aligns interests of all key industry constituents

Scenario B: Acquire Raw Materials Supply

- Targets include established upstream companies with sound operations
- Strengthens vertical integration
- Provides increased control over raw materials procurement and pricing

Targets for Removal of Small and Less Efficient Mills

By end of	Blast furnace (cubic meter)	Electric furnaces (metric tons)	Capacity (million metric tons)
2010	≤ 300	≤ 20	57
2011	≤400	≤30	25
Total			**82**

Sources: Wall Street research, CISA, Haitong Securities, UBS Investment Research, State Council announcements, UOB Kay Hian.

Industry Overview

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

2010 steel production in China was a record 626.7 million metric tons (44.3% of global output), with consumption estimated to be approx. 596 million tons (42% of global output)

Highly-fragmented industry, with approximately 800 mills in operation nationwide, including both non-state-owned and state-owned enterprises (SOEs)

Infrastructure and housing investment driving continued strong demand for steel in China

Many smaller producers operating unprofitably and inefficiently, using antiquated technology

China Steel Industry Consolidation

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Strong Catalysts for Industry Consolidation

- Central government initiatives aimed at improving industry efficiency through national consolidation effort
- Smaller, less efficient mills will be considered obsolete and targeted for shutdown or acquisition
- Limitations on new capacity development force larger steel producers to increase capacity through Acquisition

Government Targets


48% of all Chinese steel produced by top 10 players
2009
50% produced by top 10 players
2010
70% produced by top 10 players
2020

Operational Philosophy Supports Industry Consolidation

Interests

Central Government

- Sustainable industry development
- Efficiency improvement
- Pollution reduction / improved profitability
- Elimination of backward capacity
- Prudent management practices

Provincial Government

- Local economic development
- Sustainable & stable growth
- Job creation
- Modernization of equipment

Local Companies

- ~800 small or less efficient steel companies
- Choice: Improve, shut down or merge (joint ventures)
- Looking for survival & capital

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Provides comprehensive solution to the government plan for industry consolidation
- Merges or creates joint ventures with state-owned enterprises and private companies
- Retains existing management through stock incentive plans
- Improves profitability via western management practices and capital investment
- Reduces pollution & improves utilization

Uniquely positioned to benefit from industry dynamic

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

I. Company Overview

II. Products and Operating Subsidiaries

III. Products and Operating Subsidiaries

IV. Financial Highlights

Products

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Rebar	High Speed Wire	Hot-Rolled Carbon and Silicon Steel Sheets	Spiral-Weld Steel Pipe
Construction and infrastructure	Construction and infrastructure	Specialty market applications, including production of small agricultural vehicles	Energy market applications, including the transportation of oil, natural gas and steam

Longmen Joint Venture

- Fully-integrated operation enables cost-efficient production
- 60% controlling interest - acquired stake for $39 million in June 2007
- Largest steel producer in Shaanxi province, a key area for development of Western China, with an approximate 70% market share and limited regional competition
- Benefits from the “Go West” tax treatment, lowering corporate tax rate from 25% to 15%
- 7 million metric tons of crude steel annual production capacity

Continuous casting billets



Rebar cooling



Longmen Joint Venture Revenues


US$(1,000)
29.8% YoY Growth
$1,600
$1,200
$800
$400
$0
$1,182.4
$1,534.7
$1,389.2
2008
2009
9M2010

Western Region Development is a Top Priority for Central Government

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

% Increased GDP Comparison in 2010


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.9%
10.3%
18.2%
15.4%
13.5%
12.2%
National
Shaanxi
Jiangsu
Guangdong
3M2010
1H2010
9M2010
FY2010

Selected Infrastructure Investment in Shaanxi (RMB bn)

	Construction Period	Construction Scale	Total Investment (In USD Billion)	Investment through 2009 (In USD Million)
Xi'an #1, #2, #3 Subway	2006-2016	#1 Line – 32.7 km #2 Line – 25.3 km #3 Line – 36.3 km	6.6	500
Xi'an-ChengDu Railway	2009-2013	340 km	7.2	294
Water Pumping Station	2009-2013	67 water pumping stations	2.5	147
Total			13.6	9,841

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.zj.stats.gov.cn/

Longmen Joint Venture: Growth Opportunity

Near-term Growth Catalysts and Competitive Advantages	
12th Five-Year Plan	▪ Significant development of China's Western region ▪ Huge spending in high-speed railway building ▪ "Go West" tax incentive ▪ 80 billion RMB on construction of hydroprojects, 3x increase over 11th Five-Year Plan ▪ JV headquarters near major customers in the gateway to China's Western region; allows for easy access to raw materials and more efficient shipment and logistics ▪ Only major steel manufacturer in Xi'an area
Low-income Housing Project	▪ 10 million low-income houses to be built in 2011 vs. 5.9 million in 2010 ▪ 36 million low-income houses to be built over next five years
Stimulus Package	▪ 10-point plan focused on infrastructure development and new construction ▪ 8 of 10 initiatives under this plan expected to benefit steel industry ▪ $585.9 billion plan expected to create new demand for 100 million metric tons of steel for infrastructure and construction projects ▪ "Preferred Supplier" status for reconstruction efforts in Sichuan earthquake rebuilding project

Other Subsidiaries

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

General Steel (China)

Tianjin municipality



Ownership	100% owned by GSI
Capacity	400,000 metric tons
Products	Hot-rolled carbon sheet
Additional Information	Founded in 1989 as one of the first Chinese non-state owned steel companies; Strong sales and distribution network; Strategic two year lease agreement with *Tianjin Daqiuzhuang Steel*, to generate recurring monthly rental revenue of $0.2m, with reduced overheads

Baotou Steel

Inner Mongolia



Ownership	80% owned by GSI, 20% by Baotou Group
Capacity	100,000 metric tons
Products	Spiral-weld pipe for use in the energy sector
Additional Information	Joint Venture with a top-ten steel company in China; Raw material and transport are sourced through Baotou

Other Subsidiaries (cont'd)

Maoming

Guangdong Province



Ownership	99% owned by GSI
Capacity	400,000 metric tons
Products	Rebar for construction use
Additional Information	State-of-the-art production line; Close to deepwater port

Tianwu

Tianjin municipality



Announced in September 2010

Ownership	60% owned by GSI
Supply	2-3 million metric tons of iron ore per year
Raw Materials	Iron ore and other raw materials
Additional Information	Provides favorable pricing on raw materials; Expected to supply approximately 20%-50% of GSI's iron ore needs

I. Company Overview

II. Products and Operating Subsidiaries

III. Products and Operating Subsidiaries

IV. Financial Highlights

Selected Financials

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

	2009	2008	YoY	Nine Months Ended 9/30/10	Nine Months Ended 9/30/09	YoY
Shipment Volume (kmt)	3,833.5	2,307.5	66.1%	2,986.7	2,709.7	10.2%
Total Revenues	$1.7 billion	$1.4 billion	23.5%	$1.4 billion	$1.2 billion	16.3%
Gross Profit	$88.6 million	$7.9 million	Over 1,000%	$28.7million	$75.2 million	-61.8%
Net Income (Loss)*	$(25.2) million	($11.3) million	N/A	$(10.0) million	$(14.2) million	30.1%
EPS (Fully Diluted)	$(0.60)	$(0.32)	N/A	$(0.2)	$(0.35)	45.7%

2009 Adjusted non-GAAP EBITDA of $93.2 million, compared to $3.2 million in 2008 **

* The Company's net income was materially impacted by a non-cash, non-operating expense that was due to the change in fair value of derivative liabilities related to the conversion of the Company's outstanding convertible note

** Adjusted non-GAAP EBITDA is defined as GAAP net income before interest, tax, depreciation and amortization less non-operating, non-cash expenses associated with the Company's December 2007 convertible note issuance

Source: Company's Financial Statements

Growing Revenue Amid Capacity Expansion

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Revenue Growth


US$(mm)
1800.0
1500.0
1200.0
900.0
600.0
300.0
0.0
2005 - 2009 CAGR: 108%
89.7
139.5
772.4
1351.2
1668.4
1415.0
2005
2006
2007
2008
2009
9M2010

Production Volume Growth


Metric Tons (mm)
4.0
3.0
2.0
1.0
0.0
2005 -2009 CAGR: 109%
0.2
0.3
1.9
2.3
3.8
3.0
2005
2006
2007
2008
2009
9M2010

Consolidated Balance Sheet Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

USD (1,000)

Assets:	September 30, 2010	December 31, 2009
Cash and Restricted Cash	$228,301 $274,159	
Accounts Receivable	$21,215	$8,525
Notes Receivable	$67,132	$29,185
Inventories	$250,758	$208,087
Advances on Inventory Purchases	$90,146	$31,402
Total Current Assets $770,926	$615,277	
Property Plant and Equipment	$584,948	$555,111
Total Assets $1,416,641	$1,228,063	
Liabilities:		
Total Notes Payable	$302,113	$254,608
Total Accounts Payable	$239,768	$206,277
Total Short Term Loan	$371,643	$271,077
Customer Deposits	$284,345	$262,100
Taxes Payable	$2,195	$6,921
Total Current Liabilities $1,249,670	$1,037,345	
Shareholder's Equity $159,922	$166,329	

On August 5, 2010, the remaining outstanding notes from the Company's December 13, 2007 private placement were converted into a total of 1,559,675 shares of the Company's Common Stock.

As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.

Key Takeaways

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- ✓ Industry leader poised to capture additional market share in China's fast-growing steel industry
- ✓ Expanding capacity and improving operational efficiency to capture sizeable growth opportunity in Western China
- ✓ Poised to benefit from changing government policy and industry consolidation
- ✓ Demonstrated track record of successful M&A
- ✓ Strong financial performance
- ✓ Proven management team with extensive industry experience



Thank You!

Jenny Wang
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: jenny.wang@gshi-steel.com

Brandi Floberg / Lee Roth
The Piacente Group
212-481-2050
Email: generalsteel@tpg-ir.com

通用钢铁控股
GENERAL STEEL HOLDINGS INC.